Risks and Uncertainties	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Risk and Uncertainty [Line Items]
Risks and Uncertainties

NOTE H - RISKS AND UNCERTAINTIES

The Plan invests in various registered investment companies, pooled separate accounts, and a common and collective trust fund. Registered investment companies, pooled separate accounts, and the common and collective trust fund are exposed to various risks, such as market volatility and asset allocation, interest rates, credit, fluctuations in foreign currency exchange rates, geopolitical events, inflation, and unemployment. Due to the level of risk associated with the Plan's investments it is at least reasonably possible that changes in the values of the Plan's investments will occur in the near term and that such changes could materially affect the participants’ account balances and the amounts reported in the Statements of Net Assets Available for Benefits.